1

                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO STATEMENT 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [    ]

Check  the  appropriate  box:

[    ]  Preliminary  Proxy  Statement
[    ]  Definitive  Proxy  Statement
[    ]  Definitive  Additional  Materials
[    ]  Soliciting  Material  Pursuant  to  sec.240.14a-11(c) or sec. 240.14a-12
[    ]  Confidential  for  the  Commission only as permitted by Rule 14a-1(c)(2)
                                MARATHON BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  filing  fee.

[    ]  Fee computed on table below per Exchange Act rules 14a-6(i)(4) and 0-11.

     (1)     Title  of  each  class  of securities to which transaction applies:
             -------------------------------------------------------------------

     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
             -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             -----------------------------------------------------------------

     (4)     Proposed  maximum  aggregate  value  of  transaction:
             ----------------------------------------------------

     (5)     Total  fee  paid:
             ----------------

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  previously  paid:
             -------------------------------------------------------------------

     (2)     Form,  Schedule  or  Registration  Statement  No.:
             -------------------------------------------------------------------

     (3)     Filing  party:
             -------------------------------------------------------------------

     (4)     Date  filed:
             -------------------------------------------------------------------

Definitive Proxy Materials will be forwarded to shareholders on or about April 1, 1999.

                                MARATHON BANCORP
                           11150 W. OLYMPIC BOULEVARD
                          LOS ANGELES, CALIFORNIA 90064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 26, 1999

TO  THE  SHAREHOLDERS
OF  MARATHON  BANCORP:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the 1999 Annual Meeting of Shareholders (the "Meeting") of Marathon Bancorp (the "Company") will be held at the Bancorp's main office located at 11150 W. Olympic Boulevard, Los Angeles, California, on Monday, April 26, 1999 at 4:00 p.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect seven (7) persons to the board of directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by the Board of Directors to serve as directors are:

     Robert  J.  Abernethy                                     Robert  Oltman
     Craig  D.  Collette                                       Ann  Pappas
     Frank  Jobe,  M.D.                                        Nick  Patsaouras
     C.  Thomas  Mallos

2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 17, 1999 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                        BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                           /s/       Robert L. Oltman
March  17,  1999                                     Robert L. Oltman, Secretary

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSAL BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BANCORP'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.


                          MARATHON  BANCORP

                           PROXY  STATEMENT

                    ANNUAL  MEETING  OF  SHAREHOLDERS

                           APRIL  26,  1999



                             INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1999 Annual Meeting of Shareholders (the "Meeting") of Marathon Bancorp (the "Company") to be held at the offices of the Company's subsidiary Marathon National Bank (the "Bank") located at 11150 W. Olympic Boulevard, Los Angeles, California, on Monday, April 26, 1999 at 4:00 p.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed on or about April 1, 1999 to shareholders eligible to receive notice of, and to vote at, the Meeting.

REVOCABILITY  OF  PROXIES
-------------------------

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and votes in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN. IF ANY OTHER BUSINESS IS PROPERLY
PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS  MAKING  THE  SOLICITATION
----------------------------------

This solicitation of Proxies is being made by the board of directors (the "Board") of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that
Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Company and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.

                            VOTING  SECURITIES

There were issued and outstanding 3,826,819 shares of the Company's, no par, common stock ("Common Stock") on March 17, 1999, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxies, in accordance with management's recommendation.

Abstentions from voting on any matter other than the election of directors will have the effect of a vote "Against" the proposal. If you hold your shares of Company common stock in street name and fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares of common stock "For" the election of nominees for director set forth herein.

                     BENEFICIAL  OWNERSHIP  OF  COMMON  STOCK

Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Company's common stock, except as set forth in the table on the following page. The following table sets forth, as of February 19,1999 the number and percentage of shares of the Company's outstanding common stock beneficially owned, directly or indirectly, by each of the Company's directors and named officers and by the directors and named officers of the Company as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director or named officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of February 19,1999. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which, at a subsequent date, may result in a change of control of the Company.

In the election of directors, the seven candidates receiving the highest number of votes are elected. It is not anticipated that any matters will be presented at the meeting other than those set forth in the accompanying notice of meeting. If,however, any other matters properly are presented at the meeting, the proxy will be voted in accordance with the best judgment and in the discretion of the proxyholders.


                                       Common  Stock  Beneficially  Owned  as  of
                                                      February  19,  1999
                                                    ----------------------

                                                    Number of   Percent of
Name of Beneficial Owner                              Shares      Class
--------------------------------------------------  ----------  ----------

Directors and Named Executive Officers:
--------------------------------------------------
Nikolas Patsaouras . . . . . . . . . . . . . . . .   37,910(1)         1.0
Robert J. Abernethy. . . . . . . . . . . . . . . .  107,793            2.8
Craig D. Collette. . . . . . . . . . . . . . . . .   47,723(2)         1.3
Frank W. Jobe, M.D.. . . . . . . . . . . . . . . .   74,190            1.9
C. Thomas Mallos . . . . . . . . . . . . . . . . .   47,878(3)         1.3
Robert L. Oltman . . . . . . . . . . . . . . . . .  191,032(4)         5.0
Ann Pappas . . . . . . . . . . . . . . . . . . . .   60,011(5)         1.6
Timothy J. Herles. . . . . . . . . . . . . . . . .    9,696(6)         0.3

Total for all directors, named executive officers
and all executive officers (numbering 9) . . . . .  602,679(7)        15.7
__________________

(1) Mr. Patsaouras has shared voting and investment powers as to 37,500 of these shares.

(2) Mr. Collette has shared voting and investment powers as to 47,723 shares.

(3) Mr. Mallos has shared voting and investment powers as to 45,108 of these shares.

(4)  Mr. Oltman has shared voting and investment powers as to 3,052 of these
shares.   His address is c/o Marathon Bancorp, 11150 West Olympic Boulevard, Los
Angeles,  California  90064.

(5) Ms. Pappas has shared voting and investment powers as to 59,896 of these shares.

(6)  Mr. Herles has shared voting and investment powers as to 1,184 of these
shares.    The  amount  includes  8,512  shares  acquirable by exercise of stock options.

(7) This amount includes 19,458 shares acquirable by exercise of stock options within 60 days of February 19, 1999.

                                       Number of   Percent of
Name of 5% Owner                         Shares       Class
-------------------------------------  ----------  -----------


Oppenheimer-Spence Financial Services  224,897(1)         5.9%
    Partnership L.P.

(1)  Based  on  a  Schedule 13D/A filed with the Securities and Exchange
Commission  on  September 12, 1997.  The address of this beneficial owner is 119
West  57th  Street,  New  York,  NY    10019.


SECTION  16(A)  BENEFICIAL  OWNERSHIP  COMPLIANCE
 -------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and more than ten-percent shareholders are required by Securities Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

The Company filed Form 5 reports after year-end for the directors that were granted non-qualified stock options during the year. Mrs. Adrienne Caldwell filed her Form 3, Initial Statement of Beneficial Ownership of Securities, late. The other officer and director purchases and sales were filed during the year on the appropriate Form 4's.


                                     PROPOSAL  1:
                               ELECTION  OF  DIRECTORS

NOMINEES
--------

The Company's Bylaws presently provide that the number of directors of the Company shall not be less than seven (7) nor more than twelve (12) until changed by an amendment to the Bylaws adopted by the Company's shareholders. The Bylaws further provide that the exact number of directors shall be seven (7) until changed by a Bylaw or Bylaw amendment duly adopted by the Company's shareholders or board of directors.

The persons named below, all of whom are currently members of the board of directors of the Company, have been nominated for election as directors to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified. Unless otherwise instructed, the proxyholders will vote the Proxies received by them for the election of the nominees named below. Votes of the proxyholders will be cast in such a manner as to effect, if possible, the election of all seven (7) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting). The seven nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Nominations may be made by shareholders at the meeting.

The following table sets forth as of March 15, 1999, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.



Name  and  Title                     Year First       Principal Occupation
Other  than  Director                 Appointed              During Past
                              Age     Director               Five  Years
-------------------------     ---     ---------    -----------------------
Nikolas  Patsaouras            55       1982      President of Patsaouras & Associates
Chairman                                            (consulting engineers).

Robert  J.  Abernethy          59       1983      President, American Standard
Development  Co.


Craig D. Collette              56       1997      President and Chief Executive Officer of
President  &  CEO                                 the Company and the Bank.  Former President and
                                                  Chief  Operating  Officer  of  TransWorld  Bank
                                                  from  June  1996  to  January  1997,  and  former
                                                  President  and  Chief  Executive  Officer  of
                                                  Landmark  Bank  from  January  1979  to  April
                                                  1996.

Frank  W.  Jobe,  M.D           73       1985     Orthopedic  Surgeon

C.  Thomas Mallos               62       1982     President, C. Thomas Mallos, Accountancy Corp.

Robert  L.  Oltman              61       1982     President, Oltman Management Company.

Ann  Pappas                     70       1982     Restaurateur.



All of the nominees named above have served as members of the Company's board of directors during the past year. All nominees will continue to serve if elected at the Meeting until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company acting within their capacities as such. There are no family relationships among any of the directors and executive officers of the Company. No director or executive officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940, except Mr. Abernethy who is a director of Public Storage Inc.

THE  BOARD  OF  DIRECTORS  AND  COMMITTEES
------------------------------------------

The Company's board of directors held twelve (12) meetings during 1998. None of the directors attended less than 75 percent of all board of directors meetings and committee meetings (of which they were a member) that were held in 1998, except for Dr. Jobe who attended three meetings.

There were no standing committees of the Company's board of directors. In 1998, the Bank had a standing Audit Committee, Personnel Committee and Loan Committee. The Bank's Audit Committee, which consisted of Thomas Mallos (chairman) and Messrs. Patsaouras, Oltman and Ms. Pappas, met four times during 1998. The Audit Committee reviews the audits of the Bank and considers the adequacy of its auditing procedures. The Bank's Personnel Committee, which consisted of Mr. Oltman (chairman) and Messrs. Patsaouras, Mallos, Abernethy and Ms. Pappas, met two times in 1998. The Personnel Committee reviews and approves compensation arrangements of the Bank's senior officers and reviews staff compensation and benefits. The Bank's Loan Committee, which consists of Messrs. Patsaouras
(Chairman), Collette, Herles, Mallos, Oltman and Ms. Pappas meet weekly to review and approve loan requests.

EXECUTIVE  OFFICERS
-------------------

The following table provides certain information as of March 15, 1999 (except as otherwise disclosed) regarding the executive officers of the Company and the Bank, other than Mr. Collette, whose information is provided in the table above.



Name                     Age          Principal  Occupation  During  Past  Five  Years
 ----                    ---          ------------------------------------------------
Timothy  J.  Herles       57          Executive Vice President/Senior Credit Officer of
                                      the  Bank  since 1982

Adrienne  Caldwell        56          Executive Vice President/Chief Operations
                                      Administrator  of  the Bank  since  1990.

Howard  J. Stanke         50          Executive Vice President/Chief Financial Officer of
                                      the  Company
                                      and  Bank  effective  June  9,  1997.    Mr.  Stanke  was  previously
                                      Executive  Vice  President/Chief  Financial  Officer  of  TransWorld
                                      Bancorp  and  TransWorld  Bank  since  1980  and  was  with
                                      TransWorld  Bancorp  and  Bank  from  1978  to  May  1997.


 	The following table sets forth certain summary compensation information for the Company's and the Bank's Chief Executive Officer and each executive officer whose total annual salary and bonus exceeded $100,000 (the "Named Executives")
for the fiscal year ended December 31,1998.


Executive Compensation


	Summary Compensation Table


                                                         	           Long Term Compensation
                                                                  ------------------------------
	Annual Compensation	                                                  Awards	           Payouts
-----------------------------------------------------------------  -------------------- --------
	(a)                             	(b)      	(c)	   (d)	   (e)     	   (f)      	  (g)	       (h)	    (i)
                                                         Other
                                                         Annual    Restricted                      All Other
	Name and                                                Compen-     Stock      Options/   LTIP    Compen-
	Principal                                Salary  Bonus  sation      Award(s)     SARs    Payouts
	Position                       	Year      	($)   	($)   ($)(1)        ($)        (#)       ($)       ($)
---------------------           ------  --------  -----  -------   ----------   --------  -------  ---------
Craig D. Collette(3)             1998   $170,102    $0    $8,400        0        5,000       0      $1,800
President and                    1997   $160,714    $0    $8,400       	0       30,000       0      $1,238
Chief Credit Officer of the Bank 1996      N/A

Timothy J. Herles                1998   $101,089    $0    $8,400        0       34,184       0      $1,940
Executive Vice President and     1997   $ 96,372    $0    $8,400       	0       15,000       0      $1,490
Chief Credit Officer of the Bank 1996   $ 92,391    $0    $8,400        0          0         0      $1,210

(1)	These amounts represent the automobile allowance.

(2)	These amounts represent excess life insurance premiums.

(3)	Mr. Collette commenced employment on January 22, 1997.


	The following table presents information with respect to stock options to purchase shares of the Company's common stock granted during the fiscal year ended December 31, 1998 to any of the Company's Named Executives.





     OPTION/SAR  GRANTS  TABLE
     -------------------------
     OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR



 Individual Grants
--------------------------------
             (a)                           (b)               (c)            (d)          (e)
--------------------------------  ---------------------  -------------  -------------  -----------
                                                          % of Total
                                  Number of Securities   Options/SARs
                                  Underlying             Granted to     Exercise or
                                  Options/SARs           Employees in   Base Price     Expiration
Name.                             Granted (#)            Fiscal Year        ($/Share)  Date
--------------------------------  ---------------------  -------------  -------------  -----------

Craig D. Collette. . . . . . . .               5,000(1)          11.4%  $        3.55    6/29/2008
--------------------------------  ---------------------  -------------  -------------  -----------

Timothy Herles . . . . . . . . .              30,120(1)          68.5%  $        3.32    8/26/2008
                                               4,064(2)           9.2%  $        3.32    8/26/2008
--------------------------------  ---------------------  -------------  -------------  -----------

[FN]
(1) The stock options are incentive stock options as provided in Section 422 of the Internal Revenue Code. The vesting of the stock options is in equal installments of 20% per year from the date of the option grant.
(2) The stock options are non-qualified stock options. The vesting of the stock options is 20% per year from the date of the option grant.

The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1998, and unexercised options held by the Named Executives as of December 31, 1998.



                           OPTION/SAR  EXERCISES  AND  YEAR-END  VALUE  TABLE
                           --------------------------------------------------
     AGGREGATED  OPTION/SAR  EXERCISES  IN  LAST  FISCAL  YEAR  AND  YEAR-END  OPTION/SAR  VALUE



 (a)                       (b)                     (c)              (d)              (e)
------------------  -------------------  ----------------------  ---------------  ---------------
                                                                 Number of        Value of Unexercised
                                                                 Unexercised      In-the-Money
                                                                 Options/SARs at  Options/SARs at
                                                                 Year-End (#)     Year-End ($)
                    Shares Acquired on   Value Realized          Exercisable/     Exercisable/
 Name. . . . . . .  Exercise (#)         ($)                     Unexercisable    Unexercisable
------------------  -------------------  ----------------------  ---------------  ---------------

Craig D. Collette.                6,000  $                8,070      0/24,000(1)  $    0/5,160(1)
------------------  -------------------  ----------------------  ---------------  ---------------

Timothy J. Herles.                    0  N/A                     8,512/49,184(1)  $        0/0(1)
------------------  -------------------  ----------------------  ---------------  ---------------
>

N/A-means not applicable.  (1)  Options  only.
          (2)  Value  of  unexercised options is the difference between the fair market  value  of  the  common  stock  underlying  the  options and the exercise price  of  the  grant  at  fiscal  year-end,  respectively.

EMPLOYMENT  AGREEMENT
---------------------

The Company and the Bank have an employment agreement with Mr. Craig D. Collette. Pursuant to Mr. Collette's employment agreement, Mr. Collette is to serve for a term of five years commencing January 15, 1997 as the President and Chief Executive Officer of the Company and the Bank. The base annual salary for Mr. Collette is $170,000 per year, with increases to be determined at the discretion of the Boards of Directors of the Bank and the Company. The agreement provides Mr. Collette with four weeks vacation, health, disability and life insurance benefits, $700 per month for car allowance, stock options to acquire 30,000 shares of Common Stock with vesting at 20% per year (which were granted in 1997), salary continuation benefits as described below, and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of his employment, provided that the executive acted in good faith and in a manner the executive reasonably believed to be in the best interests of the Company and the Bank and with respect to a criminal matter if the executive also had no reasonable cause to believe his conduct was unlawful. If the Company and the Bank terminate Mr. Collette without cause, Mr. Collette shall be entitled to (i) two years then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months. Upon any merger or consolidation where the Company and the Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of the Company and the Bank, and Mr. Collette not be retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Collette shall be paid two years of his then base salary in a lump sum within ten days of such termination.

SALARY  CONTINUATION  PLAN
--------------------------

On January 16, 1998, the Bank and Mr. Collette entered into a salary continuation agreement to provide salary continuation benefits to Mr. Collette. If Mr. Collette continues in the employ of the Bank until age 65 ("Retirement Age"), he will receive from the Bank under the salary continuation agreement $150,000 per year for 10 years beginning at his reaching Retirement Age. In the event Mr. Collette terminates employment due to disability prior to age 65, he will receive the salary continuation benefits in the amount of $150,000 per year for 10 years beginning at his reaching Retirement Age. In the event Mr. Collette dies while actively employed by the Bank prior to reaching Retirement Age, his beneficiary will receive from the Bank benefits in the amount of $150,000 per year for 10 years beginning with the month following his death or the total benefit value in a lump sum 30 days following his death at the choice of the beneficiary. In the event of termination without cause Mr. Collette shall receive a benefit amount of $150,000 to be paid each year for 10 years beginning at Retirement Age. In the event of termination due to early retirement or voluntary termination other than due to a change of control, Mr. Collette shall receive an annual benefit amount beginning after Retirement Age for 10 years that is based on his years of service with the Bank and subject to a maximum annual benefit amount of $150,000 per year. In the event of a change in control of the Bank while Mr. Collette is in active service with the Bank, he will receive beginning on the first day of the month following the consummation of the change in control $150,000 per year for 10 years. In the event Mr. Collette is terminated for cause he will forfeit any benefits from the salary continuation agreement.

DIRECTOR  COMPENSATION
----------------------

The Company pays no directors fees. Each nonemployee director of the Bank receives $250 per meeting for his or her attendance at all regular or special meetings of the Bank. Each nonemployee director also receives $25 per committee meeting of the Bank. The maximum a Bank director (other than the Chairman) may receive for attendance at the Bank's board and committee meetings is $500 per month. The Chairman receives additional directors fees of $1,500 per month from the Bank with a maximum of directors fees of $2,000 per month. In addition, the Bank pays for some of the directors' insurance premiums for medical, dental and vision coverage and for all of the directors basic and voluntary life insurance premiums. The total amount the Bank paid on behalf of its directors pursuant to these benefits was $40,800 in 1998.

During 1998 non-qualified stock options were granted to directors at a price of $3.80 per share to expire on May 11, 2008. Options were granted in the following amounts: 39,676 to Robert Abernethy, 29,990 to Frank Jobe, 49,676 to
C. Thomas Mallos, Robert Oltman and Ann Pappas and 63,917 to Nikolas Patsaouras. The options were granted pursuant to the Company's 1998 Stock Option Plan and vest in equal installments over a five-year period.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Company's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.


                             INDEPENDENT ACCOUNTANTS

The firm of Vavrinek, Trine, Day & Co. LLP served as independent public accountants for the Company and the Bank through the year 1998 and has been selected to be the Company's independent public accountants for the year 1999. All services rendered were approved by the Company's board of directors, which has determined the firm of Vavrinek, Trine, Day & Co. LLP to be independent. It is expected that one or more representatives of Vavrinek, Trine, Day & Co. LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.

On October 20, 1997, the Board of Directors of the Company approved the recommendation of Audit Committee of the Board of Directors of the Bank to (i) engage Vavrinek, Trine, Day & Co., LLP, as the independent accountants for the Company and (ii) dismiss Deloitte & Touche, LP as independent accounts subject to approval of the Board's Executive Committee, which was given on October 27, 1997.

During the two fiscal years ended December 31, 1996 and the subsequent interim period through September 30, 1997, (i) there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. During the fiscal year of 1995, there was a disagreement with Deloitte & Touche on the market valuation of two of the Company's other real estate owned properties. The Deloitte & Touche valuation was less than the Company's valuation and Deloitte & Touche indicated it could not issue an opinion on the December 31, 1995 financials unless the lower valuation was used. The disagreement was settled with the Company accepting and using the lower valuation. There were no other disagreements on any other matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures and (ii) Deloitte & Touche has not advised the Company of any reportable events, as defined in paragraph (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, promulgated by the Securities and Exchange Commission, which are required to be disclosed.

The report of Deloitte & Touche on the Company's consolidated financial statements for the years ended December 31, 1995 and 1996 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                          SHAREHOLDER  PROPOSALS

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 2000 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 1, 1999 in a form that complies with applicable regulations.

In addition, in the event a shareholder proposal is not submitted to the Company prior to February 15, 2000, the proxy to be solicited for by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer authority to the holders of the proxy to vote the shares in accordance with their best judgment and discretion, if the proposal is presented at the 2000 Annual Meeting of Shareholders, without any discussion of the proposal in the proxy statement for such meeting.

                             OTHER  MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                             MARATHON  BANCORP

                                               /s/   Robert L. Oltman
Dated:  March  17,  1999                             Robert L. Oltman, Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 1998 is being mailed concurrently to the Company's shareholders. The Company's Annual Report contains the consolidated financial statements of the Company and its subsidiary.

A COPY OF THE COMPANY'S 1998 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO THE COMPANY'S SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, MARATHON BANCORP, 11150 W. OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    AND MAY BE REVOKED PRIOR TO ITS EXERCISE
                                MARATHON BANCORP

The UNDERSIGNED HEREBY APPOINTS Messrs. Craig D. Collette and Nikolas Patsaouras and each of them as, attorneys, agents and proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of Marathon Bancorp which the undersigned would be entitled to vote at the meeting of shareholders to be held on April 26, 1999 at 4:00 p.m. at the offices of Marathon National Bank located at 11150 W. Olympic Blvd., Los Angeles, California, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1. To elect seven persons to be directors. Discretionary authority to cumulative vote is granted.

Robert  J.  Abernethy          C. Thomas Mallos       Ann Pappas
Craig D. Collette              Robert L. Oltman       Nikolas Patsaouras
Frank  W.  Jobe,  M.  D.

[ ] FOR  ALL NOMINEES                            [ ] WITHHELD FOR ALL
    (Expect as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name of the space below.)

--------------------------------------------------------------------------------
2. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE. The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of the notice of Annual Meeting and the Proxy Statement accompanying said notice. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO THE ELECTION OF DIRECTORS, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of management.

 [ ] I  DO           [ ]  DO NOT          EXPECT TO ATTEND THE MEETING

                                                                           1999
                                           ------------------------------------
                                                      (Date)

                                           ------------------------------------
                                               (Signature  of  Shareholder)

                                           ------------------------------------
                                               (Signature  of  Shareholder)
((Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)